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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------



                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2003

                                 SUN & SURF INC.
             (Exact name of registrant as specified in its charter)


       New York                      000-33515                11-3619828
(State of incorporation)            (Commission             (I.R.S. Employer
                                    File Number)          Identification Number)


          8540 Ashwood Drive,
       Capitol Heights, Maryland                                  20743
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (301) 324-4992



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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of the Business Acquired. The audited financial statements of Sun & Surf Inc. and related subsidiary required by this
Item 7(a) were previously filed as part of the Registrant's Current Report on Form 8-K as filed with the Commission on October 21, 2003.

         (b) Pro Forma Financial Information (Unaudited). The pro forma financial statements required by this Item 7(b) are attached following the signature page of this Current Report.

         (c)      Exhibits

                  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on December 19, 2003 on its behalf by the undersigned, thereto duly authorized.

                                                 SUN & SURF, INC.



                                                 BY: /s/ Clifford Pope
                                                    ----------------------------
                                                    Clifford Pope, its President

SUN & SURF INC.
Notes to Pro-Forma Consolidated Financial Statements
September 30, 2003
(Unaudited)
(Amounts Expressed in US Dollars)




1.   Securities Exchange Agreement and Reverse Acquisition

     On October 6, 2003, Sun & Surf Inc. ("SSI") entered into a Securities Exchange Agreement with Management Solutions & Systems, Incorporated, a Maryland corporation ("MSSI"). In exchange for the acquisition of the 100% interest in MSSI, the shareholders of MSSI were issued a total of 15,000,000 common shares of SSI. Following the share exchange, the former shareholders of MSSI hold 69.67% of the 21,530,000 shares of common stock of SSI. Consequently, even though SSI is the legal acquirer, this transaction will be treated as an acquisition of SSI by MSSI and as a reverse acquisition by MSSI for accounting purposes.

     There were no preferred shares, warrants and options as of acquisition date.


2.   Proforma Financial Statements


     The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition in fact occurred on the dates indicated. The following unaudited pro-forma consolidated balance sheet represents the financial position of MSSI and SSI as of September 30, 2003. The unaudited pro-forma consolidated income statement give effect to the proposed reverse merger of MSSI and SSI for the period ended September 30, 2003 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

     There are no intercompany transactions between MSSI and SSI during the period presented.


3.   Pro-forma Adjustments

     The unaudited consolidated financial statements include an adjustment to record the reverse merger described in note 1 above.


SUN & SURF INC.
Pro-Forma Consolidated Balance Sheet
As of September 30, 2003
(Unaudited)
(Amounts Expressed in US Dollars)
                                                                      Proforma     Proforma
                                             MSSI          SSI       Adjustment   consolidated

                                               $            $             $             $

                     ASSETS

CURRENT ASSETS

    Cash                                     481,460         --                       481,460
    Marketable and other securities           38,260         --                        38,260
    Accounts receivable                      669,496         --                       669,496
    Factor's holdback receivable             141,954         --                       141,954
    Prepaid expenses and deposits              9,500         --                         9,500
                                          ----------   ----------                  ----------

                                           1,340,670         --                     1,340,670

PROPERTY AND EQUIPMENT                       210,261         --                       210,261
                                          ----------   ----------                  ----------

                                           1,550,931         --                     1,550,931
                                          ==========   ==========                  ==========


                  LIABILITIES

CURRENT LIABILITIES

    Accounts payable                         868,460         --                       868,460
    Note payable                             250,000         --                       250,000
    Income taxes payable                      34,654         --                        34,654
                                          ----------   ----------                  ----------

                                           1,153,114         --                     1,153,114
                                          ----------   ----------                  ----------


             STOCKHOLDERS' EQUITY

CAPITAL STOCK                                  1,000        4,960        (1,000)        2,153
                                                                         (2,807)
ADDITIONAL PAID-IN CAPITAL                     1,700          694        (1,700)          547
                                                                           (147)
RETAINED EARNINGS                            395,117       (5,654)        5,654       395,117
                                          ----------   ----------                  ----------

                                             397,817         --                       397,817
                                          ----------   ----------                  ----------

                                           1,550,931         --                     1,550,931
                                          ==========   ==========                  ==========


SUN & SURF INC.
Pro-Forma Consolidated Income Statement
For the five months period ended September 30, 2003
(Unaudited)
(Amounts Expressed in US Dollars)
                                                                             Proforma
                                                 MSSI            SSI       consolidated

                                                   $              $              $

REVENUE

    Sales                                      3,061,645           --        3,061,645
    Service                                      677,139           --          677,139
                                             -----------    -----------    -----------


                                               3,738,784           --        3,738,784

COST OF GOODS SOLD                             2,558,104           --        2,558,104
                                             -----------    -----------    -----------

GROSS PROFIT                                   1,180,680           --        1,180,680
                                             -----------    -----------    -----------

EXPENSES

    Salaries and benefits                        547,143           --          547,143
    Occupancy costs                              117,629           --          117,629
    Travel and transportation                     64,800           --           64,800
    Interest and bank charges                     74,297           --           74,297
    Office and general                            60,592            100         60,692
    Professional fees                             51,628          4,058         55,686
    Advertising and promotion                     24,505           --           24,505
    Depreciation                                  21,637            820         22,457
                                             -----------    -----------    -----------

                                                 962,231          4,978        967,209
                                             -----------    -----------    -----------

INCOME (LOSS) BEFORE UNDERNOTED ITEM             218,449         (4,978)       213,471

    Reorganization costs                         400,000           --          400,000
                                             -----------    -----------    -----------

NET LOSS                                        (181,551)        (4,978)      (186,529)
                                             ===========    ===========    ===========



Net loss per share, basic and diluted                                      $     (0.01)
                                                                           ===========


Weighted average common shares outstanding                                  21,530,000
                                                                           ===========

MANAGEMENT SOLUTIONS & SYSTEMS, INCORPORATED
Interim Balance Sheets
As at September 30, 2003 and 2002
(Unaudited)
                                                              2003        2002

                                                                $           $
                                     ASSETS
CURRENT ASSETS

    Cash                                                     481,460     163,358
    Marketable and other securities                           38,260      38,260
    Accounts receivable                                      669,496      75,084
    Factor's holdback receivable                             141,954     128,787
    Prepaid expenses and deposits                              9,500       9,500
                                                           ---------   ---------

                                                           1,340,670     414,989

PROPERTY AND EQUIPMENT                                       210,261     147,146
                                                           ---------   ---------

                                                           1,550,931     562,135
                                                           =========   =========


                            LIABILITIES
CURRENT LIABILITIES

    Accounts payable                                         868,460     385,759
    Note payable                                             250,000        --
    Income taxes payable                                      34,654        --
                                                           ---------   ---------

                                                           1,153,114     385,759
                                                           ---------   ---------

                       STOCKHOLDERS' EQUITY
CAPITAL STOCK

    Authorized

         100,000 Common shares

    Issued

           1,000 Common shares, at $1 par value                1,000       1,000

ADDITIONAL PAID-IN CAPITAL                                     1,700       1,700

RETAINED EARNINGS                                            395,117     173,676
                                                           ---------   ---------

                                                             397,817     176,376
                                                           ---------   ---------

                                                           1,550,931     562,135
                                                           =========   =========

MANAGEMENT SOLUTIONS & SYSTEMS, INCORPORATED
Interim Income Statements
For the five months period ended September 30, 2003 and 2002
(Unaudited)


                                                          2003          2002

                                                            $             $

REVENUE

    Sales                                               3,061,645     1,247,400
    Service                                               677,139     1,158,619
                                                       ----------    ----------

                                                        3,738,784     2,406,019

COST OF GOODS SOLD                                      2,558,104     1,944,165
                                                       ----------    ----------

GROSS PROFIT                                            1,180,680       461,854
                                                       ----------    ----------

EXPENSES

    Salaries and benefits                                 547,143       585,700
    Occupancy costs                                       117,629        32,709
    Travel and transportation                              64,800        15,448
    Interest and bank charges                              74,297        36,011
    Office and general                                     60,592        48,708
    Professional fees                                      51,628        22,363
    Advertising and promotion                              24,505         4,348
    Depreciation                                           21,637        20,194
                                                       ----------    ----------

                                                          962,231       765,481
                                                       ----------    ----------

INCOME BEFORE UNDERNOTED ITEM                             218,449      (303,627)

    Reorganization costs                                  400,000          --
                                                       ----------    ----------

NET LOSS                                                 (181,551)     (303,627)
                                                       ==========    ==========